U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                         __________________

                            FORM 8-K

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Act of 1934



 Date of Report (Date of earliest event reported): 	June 25, 2003
                                                    ------------------


         	Corporate Development and Innovation Inc.
        -----------------------------------------------------
        (Exact name of registrant as specified in its charter)


   Washington                   000-49955                  91-2060082
  ------------                 ------------               ------------
 (State or other            (Commission File          (I.R.S. Employer
  jurisdiction                  Number)               Identification No.)
  of incorporation)

   Edwin Lao

   4911 Cabot Drive
   Richmond, British Columbia, Canada		         V7C 4J5
  -------------------------------------                  ---------
  (Address of principal executive offices)	        (Zip Code)


 Registrant's telephone number, including area code:	(604) 271-0755
                                                        ----------------

INFORMATION TO BE INCLUDED IN THE REPORT

                                                           Page
                                                         --------

Item 4.  Changes in Registrant's Certifying Accountant       3


SIGNATURES	                                             3

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)   Manning Elliot, Chartered Accountants,
      11th Floor, 1050 West Pender Street
      Vancouver, B.C.  Canada  V6E 3S7

      Manning Elliott, Chartered Accountants, resigned as the Registrant's independent accountant effective June 24, 2003. The independent accountant's report for the past two years did not contain an adverse opinion. The decision to change accountants was approved by the Registrant's Board of Directors. During the past fiscal years of the Registrant, there were no disagreements with Manning Elliot on any matter. Manning Elliot will receive a copy of this report no later than the day it is filed with the Commission.


(b)   Morgan & Company, Chartered Accountants,
      P.O. Box 10007, Pacific Centre
      Suite 1488 - 700 West Georgia Street
      Vancouver, B.C. Canada   V7Y 1A1

      Morgan & Company, Chartered Accountants, was retained by the Registrant to serve as its independent accountant effective June 24, 2003.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CORPORATE DEVELOPMENT AND INNOVATION INC.


   June 24, 2003				By:      /s/ Edwin Lao
  ----------------                                  ---------------------
	(Date)					Name:	Edwin Lao
						Title:   President

EXHIBIT INDEX


Exhibit No.     Description
--------------------------------
                Letter from Manning Elliott



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